NEUBERGER & BERMAN INCOME TRUST
                        Supplement dated June 26, 1997 to
           Statement of Additional Information dated February 3, 1997

                             INVESTMENT INFORMATION

The section regarding banking and savings institution securities (pages 8-9) is revised to read as follows:

         Banking and Savings Institution Securities (Both Portfolios). The Portfolios may invest in banking and savings institution obligations, which include CDs, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks and savings institutions. CDs are receipts for funds deposited for a specified period of time at a specified rate of return; time deposits generally are similar to CDs, but are uncertificated. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international commercial transactions. The CDs, time deposits, and bankers' acceptances in which the Portfolios invest typically are not covered by deposit insurance.